Ordinary Shares	12 Months Ended
Sep. 30, 2024
Ordinary Shares [Abstract]
ORDINARY SHARES
12.	ORDINARY SHARES

Ordinary Shares

The Company was established as an exempted company under the laws of Cayman Islands on March 1, 2022. The authorized number of Ordinary Shares was 50,000 with par value of $1 per share. The Company issued 50,000 shares to the shareholders at par value of $1 per share.

On April 6, 2023, the shareholders of the Company unanimously passed resolutions effecting the subdivision of the Company’s authorized and issued share capital and the adoption of the amended and restated memorandum of association, pursuant to which, (1) the Company effectuated a 1:2000 share subdivision, whereupon the Company’s authorized share capital was amended from $50,000 divided into 50,000 shares of par value of $1.00 each to $50,000 divided into 100,000,000 Ordinary Shares of a par value of $0.0005 each; and (2) immediately after the share subdivision, the shareholders voluntarily surrendered, on a pro rata basis, a total of 87,500,000 Ordinary Shares of a par value of $0.0005 each, after which, the Company had an aggregate of 12,500,000 Ordinary Shares issued and outstanding.

On August 26 and August 29, 2024, the Company closed its initial public offering (“IPO”) and the sale of the over-allotment shares. The Company issued and sold 2,091,942 Ordinary Shares, including 91,942 Ordinary Shares of the over-allotment shares, at $4.00 per share, for net proceeds of approximately $5,404,654, after (i) deducting underwriting discounts and other related expenses and (ii) reimbursements made to PRC subsidiaries for expenses advanced from them in connection with the Company’s IPO.

Subscription receivable

As of September 30, 2024 and 2023, subscription receivable on the consolidated balance sheets represented the unrecovered consideration of the 12,500,000 and 12,500,000 ordinary shares issued by the Company, respectively.